Dated

September 2017

(Dated & Signed by Landlord)

COUNTERPART LEASE

Roll on FROM 10th SEPTEMBER 20 l 7

relating to

FIRST FLOOR OFFICE (in part) MEDINO HOUSE RUSHINGTON BUSINESS PARK

TOTTON SOUTHAMPTON SO40 9LU

between

RA Martin Holdings Limited and

OmniComm Ltd

RA Martin Holdings Limited are in agreement with OmniComm Ltd to allow the 2012 Lease Agreement along with its terms and conditions to continue in its current format until 2027 with the following provisos.

New Term:

10th September 2017

to

9th September 2020 - Tenant / Landlord Break Notice - Three months in writing must be given for the lease to be terminated.

10th September 2020

to

9th September 2023 - Tenant / Landlord Break Notice - Three months in writing must be given for the lease to be terminated.

10th September 2023

to

9th September 2027 - Lease Period End

Rent:

Rental values will roll on from 9th September 2017 with a 3% increase on previous payment period along with a further 3% increase for every subsequent year until lease termination or Break Notice whichever comes first.

I agree to the terms of the lease extension and as a Director I am authorized to sign on behalf of OmniComm Ltd.

/s/ Duncan Kemp

Director Signature

Duncan Kemp

Name

Executive Director of UK Operations

Occupation

/s/ M. Athar

Witness Signature

M. Athar

Witness Name

Accepted on behalf of RA Martin Holdings Limited

/s/ Roy Martin

Roy Martin

Managing Director